          AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2002
                                                      REGISTRATION NO. 333-56658

================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------


                        POST-EFFECTIVE AMENDMENT NO. 1 TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        --------------------------------


                             THE VALSPAR CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                                           36-2443580
(State or other jurisdiction of                            (I.R.S. Employer
 Incorporation or organization)                           Identification No.)



                                  1101 South Third Street
                               Minneapolis, Minnesota 55415
                                 Telephone (612) 332-7371
                                 Facsimile (612) 375-7313

   (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)

                         -------------------------------

                                 Paul C. Reyelts
                         Senior Vice President, Finance
                             Chief Financial Officer
                             The Valspar Corporation
                             1101 South Third Street
                          Minneapolis, Minnesota 55415
                                 (612) 332-7371
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           ---------------------------


                                                         COPIES TO:
            Rolf Engh, Esq.                      Martin R. Rosenbaum, Esq.                  Richard D. McNeil, Esq.
        Senior Vice President,               Maslon Edelman Borman & Brand, LLP           Lindquist & Vennum, P.L.L.P.
     General Counsel and Secretary                3300 Wells Fargo Center                       4200 IDS Center
        The Valspar Corporation                     90 South 7th Street                       80 South 8th Street
        1101 South Third Street                 Minneapolis, Minnesota 55402              Minneapolis, Minnesota 55402
     Minneapolis, Minnesota 55415                 Telephone (612) 672-8200                  Telephone (612) 371-3211
            (612) 332-7371                        Facsimile (612) 672-8397                  Facsimile (612) 371-3207

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS

         The following Exhibits are filed as part of this Registration
Statement:

         1(a)     Form of Underwriting Agreement for Debt Securities (1)
         1(b)     Form of Selling Agency Agreement for Debt Securities (1)
         1(c)     Form of Underwriting Agreement for Common Stock (2)
         4(a)     Form of Indenture (1)
         4(b)     Form of Note (1)
         4(c)     Form of Original Issue Discount Note (1)
         4(d)     Form of Warrant Agreement (2)
         4(e)     Form of Common Stock Warrant Certificate (2)
         4(f)     Form of Debt Securities Warrant Certificate (2)
         4(g)     Form of Specimen Certificate for Common Stock (2)
         5        Opinion of Rolf Engh, Esq. (2)
         12       Calculation of Ratio of Earnings to Fixed Charges
         23(a)    Consent of Rolf Engh, Esq. (2)
         23(b)    Consent of Ernst & Young LLP (2)
         23(c)    Consent of Ernst & Young LLP (2)
         24       Powers of Attorney (2)
         25       Statement of Eligibility of Trustee on Form T-1
--------------------

     (1) Incorporated by reference to the same numbered Exhibits to the Registrant's Registration Statement on Form S-3, No. 333-78487, filed May 14, 1999.
     (2)  Previously filed

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and the State of Minnesota, on the 24th day of April, 2002.

                                        THE VALSPAR CORPORATION


                                        By: /s/ DEBORAH D. WEISS
                                           -------------------------------------
                                            Deborah D. Weiss
                                            Vice President and Treasurer

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed on the 24th day of April, 2002, by the following persons in the capacities indicated:

                   NAME                                               TITLE
                   ----                                               -----
                  *                                  Chairman and Chief Executive Officer
--------------------------------------------           (Principal Executive Officer)
         Richard M. Rompala

                  *                                  Senior Vice President and Chief Financial Officer
--------------------------------------------           (Principal Financial Officer)
         Paul C. Reyelts

                  *                                  Controller (Principal Accounting Officer)
--------------------------------------------
         Lori A. Walker

                  *                                  Director
--------------------------------------------
         Susan S. Boren

                  *                                  Director
--------------------------------------------
         Jeffrey H. Curler

                  *                                  Director
--------------------------------------------
         Charles W. Gaillard

                                                     Director
--------------------------------------------
         Mae C. Jemison

                  *                                  Director
--------------------------------------------
         Thomas R. McBurney

                  *                                  Director
--------------------------------------------
         Gregory R. Palen


                                                     Director
--------------------------------------------
         Lawrence R. Perlman

                  *                                  Director
--------------------------------------------
         Edward B. Pollak

                  *                                  Director
--------------------------------------------
         Michael P. Sullivan

                  *                                  Director
--------------------------------------------
         Richard L. White


* By:    /s/ Deborah D. Weiss
     ---------------------------------------
         Deborah D. Weiss
         Attorney-in-fact

                                  EXHIBIT INDEX



         1(a)     Form of Underwriting Agreement for Debt Securities (1)
         1(b)     Form of Selling Agency Agreement for Debt Securities (1)
         1(c)     Form of Underwriting Agreement for Common Stock (2)
         4(a)     Form of Indenture (1)
         4(b)     Form of Note (1)
         4(c)     Form of Original Issue Discount Note (1)
         4(d)     Form of Warrant Agreement (2)
         4(e)     Form of Common Stock Warrant Certificate (2)
         4(f)     Form of Debt Securities Warrant Certificate (2)
         4(g)     Form of Specimen Certificate for Common Stock (2)
         5        Opinion of Rolf Engh, Esq. (2)
         12       Calculation of Ratio of Earnings to Fixed Charges
         23(a)    Consent of Rolf Engh, Esq. (2)
         23(b)    Consent of Ernst & Young LLP (2)
         23(c)    Consent of Ernst & Young LLP (2)
         24       Powers of Attorney (included with signature page)
         25       Statement of Eligibility of Trustee on Form T-1
------------------
     (1) Incorporated by reference to the same numbered Exhibits to the Registrant's Registration Statement on Form S-3, No. 333-78487, filed May 14, 1999.
     (2)  Previously filed.